CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

CHUCK LEDSINGER Vice Chairman and Chief Executive Officer

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

DISCLAIMER
Certain matters discussed throughout all of today’s presentations constitute forward-looking statements within the meaning of the federal securities law. Generally, our use of words such as “expect,” “estimate,” “believe,” “anticipate,”
“will,” “forecast,” “plan,” project,” “assume” or similar words of futurity identify statements that are forward-looking and that we intend to be included within the Safe Harbor protections provided by Section 27A of the Securities Act and Section 21E
of the Securities Exchange Act of 1934. Such forward-looking statements are based on management’s current beliefs, assumptions and expectations regarding future events, which in turn are based on information currently available to management. Such statements may relate to projections for the company’s revenue, earnings and other financial and operational measures, company debt levels, payment of stock dividends, and future operations. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this presentation. Forward-
looking statements do not guarantee future performance and involve known and unknown risks, uncertainties and other factors.
Several factors could cause actual results, performance or achievements of the company to differ materially from those expressed in or contemplated by the forward-looking statements. Such risks include, but are not limited to, changes to general, domestic and foreign economic conditions; operating risks common in the lodging and franchising industries;
changes to the desirability of our brands as viewed by hotel operators and customers; changes to the terms or termination of our contracts with franchisees; our ability to keep pace with improvements in technology utilized for reservations systems and other operating systems; fluctuations in the supply and demand for hotels rooms; and our ability to manage effectively our indebtedness. These and other risk factors are discussed in detail in Risk Factors section of the company’s
Form 10-K for the year ended December 31, 2006, filed with the Securities and Exchange Commission on March 1,
2007. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

A Decade in Review AGENDA Significant Growth Opportunities Remain

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

62,384
68,853
242,161
350,701
304,545
419,554
Dec. 31, 1997 Sept. 30, 2007
ENYO
Open
Total
WHAT A DIFFERENCE A DECADE MAKES!
$3
$5
Dec. 31, 1997 Sept. 30, 2007
TTM
Creates strong and growing royalty stream
Strong Unit and
Room Growth
Large, Growing
Fee Base
Improved Contract
Pricing Power
ENYO = Executed Not Yet Opened
+
+
R
e
v
P
A
R
+68 bps
Effective Royalty Rate Domestic Gross Room Revenue Domestic Rooms Open & Pipeline
Source: Choice Internal Data, September 2007
B
B

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

$134.3
$284.4
1997
2007 TTM

55%
63%
1997
2007 TTM

Franchising Revenues
(in millions)
WHAT A DIFFERENCE A DECADE MAKES!
Growing Franchising
Revenue Stream
Laser Focus on
Efficient Operations
High Returns on
Invested Capital
•
Cumulative free cash flows – nearly $1 billion since 1997
•
Opportunities to create value for long-term shareholders
•
All of this in a variety of economic and industry environments
Returns on
Invested Capital
Franchising
Margins
18%
65%
1997 2007 TTM
Source: Choice Internal Data, September 2007
+
+

CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

Comfort Inn
Comfort Inn & Suites
Sleep Inn
Clarion
Quality Inn
MainStay Suites
Econo Lodge
Rodeway Inn

Comfort Suites
Comfort Inn
Sleep Inn
Clarion
Quality
MainStay Suites
EconoLodge
Rodeway Inn

Cambria Suites
Suburban

WHAT A DIFFERENCE A DECADE MAKES!
Prudent and focused brand management……
……Positions Choice well for continued profitable growth
1997
2007
Creating/Acquiring Brands
Entering Segments
Enhancing Existing Brands

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

A Decade in Review AGENDA Significant Growth Opportunities Remain

SIGNIFICANT GROWTH
OPPORTUNITIES REMAIN
• Leverage size, scale and distribution
• Focus on franchisee ROI
• Exploit core competencies
– Innovation
– Selling hotel rooms
– Exceptional services for hotel operators
– Selling hotel franchises

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

Leverage Size, Scale & Distribution Focus On Franchisee ROI Exploit Core Competencies

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

Brand Growth & Equity
Guest Satisfaction
Return On Investment
Business Delivery
Customer Profitability
Strong Brands
Vast Consumer Reach
Exceptional Services
Size, Scale & Distribution
Franchise Success System

SIZE, SCALE & DISTRIBUTION
• Lowers costs and increases revenues for owners
• Enables highly-valued capabilities
– Brand awareness
– National marketing
– Reservations
– Services
– Technologies
• Franchising model is difficult to duplicate
– Scale required to duplicate reasonable returns for shareholders
– Capital required to generate scale
– Long term contracts & scale are barriers to entry

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

11.4
5.6
5.2
5.0
4.3
1.9
1.3
1.1
0.8
9.0
Wyndham Choice IHG Hilton Marriott Best
Western
Accor Hyatt Carlson Starwood
ONE OF THE LARGEST HOTELIERS
U.S. Hotel Market Share – Leading Hotel Companies
Source: Smith Travel Research, September 2007
Market Share – Percentage of Hotels Open

CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

△

0
2
4
6
8
10
12
14
Wyndham Choice IHG Hilton Marriott Best
Western
Accor Hyatt Carlson Starwood
2003 2004 2005 2006 2007
4 yr. Bps
(03-07) -110 140          60 90 50 -20 -60 10 0 0
LEADING GAINER OF MARKET SHARE
Domestic  Market Share
Source: Smith Travel Research, September 2007

CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

Rodeway Inn | Econo Lodge | Suburban | MainStay Suites | Sleep Inn | Comfort Inn | Comfort Suites | Quality | Clarion | Cambria Suites

10 WELL RECOGNIZED & SEGMENTED BRANDS Limited Service Full Service Economy Mid-Scale Upscale

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

Exploit Size, Scale & Distribution Focus On Franchise ROI Leverage Core Competencies

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

Brand Growth & Equity
Guest Satisfaction
Return On Investment
Business Delivery
Customer Profitability
Strong Brands
Vast Consumer Reach
Exceptional Services
Size, Scale & Distribution
Franchise Success System

UNRELENTING FOCUS ON FRANCHISEE ROI
Our Vision:
To generate the highest return on
investment of any hotel franchise
Our Mission:
Deliver a franchise success system
of strong brands, exceptional
services, vast consumer reach, and
size, scale and distribution that
delivers guests, satisfies guests,
and reduces costs for our
hotel owners
Our Passion:
Customer profitability

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

Leverage Size, Scale & Distribution Focus On Franchisee ROI Exploit Core Competencies

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

choice • ADVANTAGE SM

CAMBRIA SUITES BY CHOICE HOTELS SM

CHOICE privileges
PLATINUM
4000 1234 5678 9123
VISA

Suburban EXTENDED STAY HOTEL

RES Pro RESERVATION SERVICE

TOP 10 WEBSITE hitwise 2007

Clarion Collection By Choice Hotels

HospitalityCARE

forsaleatchoicehotels.com

INNOVATION CREATES OPPORTUNITIES

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

•
Strong consumer marketing and guest loyalty programs driving greater awareness & reservations delivery among target guest
Brand Awareness & Reservations Delivery = Key Value Proposition For Hoteliers
SELLING HOTEL ROOMS
Brand Awareness (2007 YTD)
98%
88%
87%
81%
94%
All
Hotel Direct
Reservation
Choice Central
Reservation
Contribution
Comfort
Inn
Comfort
Suites
Quality Clarion Econo
Lodge
Source: Choice Internal Data, September 2007
1/3

EXCEPTIONAL SERVICES
FOR HOTEL OPERATORS
• Global footprint of field-based hotel performance consultants
• Independent third-party quality assurance review system provided by LRA
• Value added training capabilities
• Brand Solutions Qualified Vendor Program – leverages scale to reduce costs for hotel owners
– Generates $15 million+ in annual revenues
• State-of-the-art technology
– Central Reservations System
– Property and Yield Management Systems
Source: Choice Internal Data, September 2007

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

3,482
3,636
3,834
4,048
4,211
4,396
2002
2003
2004
2005
2006
2007

EXCEPTIONAL DEVELOPMENT TEAMS
FOCUSED ON SELLING HOTEL FRANCHISES
470
552
304
639
720
250
350
450
550
650
750
850
2002 2003 2004 2005 2006
$5
$10
$15
$20
200
284
190
258
203
201
413
602
107
176
2002 2003 2004 2005 2006
Conversion New Construction
•
Track record of unit growth across a range of industry and economic cycles
Domestic Franchises
Open
Franchise Development
(New Contracts Sold)
Year-End
Domestic Pipeline
# of ENYO Contracts
Executed
Contracts
YTD
$ in
Millions
Initial Fee Revenue
Deals
Source: Choice Internal Data, September 2007

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

Sleep Inn

Strategy For Profitable Growth

SIGNIFICANT UNIT AND ROOM GROWTH
OPPORTUNITIES REMAIN
– Conversions – Approximately 1.5 million independent rooms in United States
– New Builds -- PwC forecasts 2008 industry-wide room supply growth of 2%
– Competitor portfolio management strategies create additional conversion opportunities
– Brand proliferation/contraction “cycle”
Sources: PwC Hospitality Directions, September 2007.  Smith Travel Research, September 2007.

FAVORABLE DEMOGRAPHICS
& ECONOMIC ENVIRONMENT
• Demographic forecasts point to continued shift from business to leisure travel
• 2008 economic growth expected to continue albeit at a slower rate
– GDP (+2.2%)
– Continued low unemployment rate (5.0%)
– Consumer disposable income (+2.5%)
Source:  Blue Chip Economic Indicators, December 2007.

OUR STRATEGY FOR MAXIMIZING
FINANCIAL & SHAREHOLDER PERFORMANCE
• Strategically grow our brands
• Improve brands, brand recognition, business delivery and franchisee profitability
• Seek external growth opportunities that improve or leverage our core business and competencies
• Allocate significant capital generated to “Highest & Best” use to maximize shareholder returns

CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

BRUCE HAASE Senior Vice President, Brand Operations and International

CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

Comfort Suites

Sleep Inn

Comfort Inn

Clarion

Quality

EconoLodge

Rodeway Inn

$45 $80+ Targeted Average Daily Rate $65 Conversion DIVERSIFIED BRANDS FOR GUESTS AND DEVELOPERS New Construction Source: Choice Internal Data, September 2007

CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

Econo Lodge | Rodeway Inn | Quality | Clarion | Sleep Inn | Comfort Inn | Comfort Suites

New Construction Brands OUR BRANDS SERVE A WIDE RANGE OF DEVELOPER NEEDS Conversion Brands Economy Mid-Scale Mid-Scale Limited Service

CHH ANALYST/INVESTOR DAY

79%
85%
83%
89%
88%
2003
2004
2005
2006
2007

Sources: Choice Internal Data, Franchisee Satisfaction Survey Results, September 2007
FOCUS ON FRANCHISEE SATISFACTION
AND ROI KEY TO CONTINUED GROWTH
Top Reasons for
Selecting a Choice Brand
New Build Conversion
ROI / Profitability 8.6 7.7
Reservations
delivery
8.2 7.9
Brand recognition 8.1 8.0
Availability of
brand
7.9 7.4
Higher
performance
7.9 7.7
Marketing /
Advertising
7.8 7.8
Owners Rating Their Choice Brand
As Good, Very Good, or Excellent

CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

SLEEP INN

Comfort INN

COMFORT SUITES

LIMITED SERVICE BRANDS

CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

BRAND AWARENESS YTD CRS CONTRIBUTION YTD
58% 30%
98% 33%
88% 38%
Average Age 51 50
Median Household Income
$69,000 $67,000
College Graduate 43% 42%
Leisure / Business 66% / 34% 67% / 33%
Drive / Fly 85% / 15% 85% / 15%
MID-SCALE WITHOUT FOOD
AND BEVERAGE BRANDS
• Free continental breakfast
buffet
• Pool and/or exercise
facilities
• Free high-speed Internet
access
• Complimentary in-room
coffeemaker and coffee
TYPICAL NEEDS TYPICAL TRAVELER
Sources: DK Shifflet & Associates, Millward Brown, Choice Internal Data, September 2007

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

Comfort INN

Comfort INN & SUITES

COMFORT INN / COMFORT INN & SUITES Comfort Inn is the mid-priced hotel brand with warm and welcoming service and amenities that make you feel at ease

CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

COMFORT SUITES

COMFORT SUITES Comfort Suites is the mid-priced hotel that offers more space for working and relaxing, allowing you to feel more organized, productive and in control during your trip

CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

SLEEP INN Sleep Inn is the mid-priced hotel that offers a consistent environment with just the right amenities at an exceptional value, so you feel proud about your choice of hotel

CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

Units
$ In Millions

STRONG GROWTH IN SYSTEM
SIZE AND ROYALTIES
$91.6
$96.9
$107.2
$120.5
$132.2
1,850
1,900
1,950
2,000
2,050
2,100
2,150
2,200
2,250
2002 2003 2004 2005 2006
$0
$15
$30
$45
$60
$75
$90
$105
$120
$135
System Size Royalties
Source: Choice Internal Data, December 2006

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

-1% 1% 3% 5% 7% 9% 11% 13% 2002 2003 2004 2005 2006 2007F 2008F 2009F RevPAR Demand Supply Sources: Smith Travel Research, PricewaterhouseCoopers LLP POSITIVE INDUSTRY OUTLOOK – LIMITED SERVICE

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

Sources: Smith Travel Research, Choice Internal Data, September 2007
LARGE AND
GROWING SEGMENT
Domestic Hotels
1,504
1,425
606
524
399
1,479
1,429
470
345
Holiday
Inn
Express
Hampton
Inn / Inn &
Suites
La Quinta
Inns / Inns
& Suites
Fairfield
Inn
Country
Inn &
Suites
Other
(includes
25+
brands)

CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

Regina
SASKATCHEWAN
Winnipeg
ONTARIO
Helena
OREGON
IDAHO
Sheridan
SOUTH DAKOTA
Duluth
Thunder Bay
Ottawa
Toronto
Montréal
N.Y.
ME.
Salt Lake City
NEVADA
Denver
St. George
Las Vegas
NEBR.
Sioux Falls
NEW MEXICO
Pacific Ocean
Hermosillo
Chihuahua
Ciudad Obregón
Hidalgo del Parral
Culiacán
San Antonio
Monclova
Gulf of Mexico
New Orleans
Savannah
Jacksonville
Nassau
New York
Hartford
Virginia Beach

Comfort Suites Sleep Inn Flag Represents Industry Top MSAs Comfort Inn LIMITED SERVICE DISTRIBUTION Sources: Choice Internal Data, September 2007

CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

26% 26% 26% 26% 25% 25% 2002 2003 2004 2005 2006 2007 YTD Source: Smith Travel Research, September 2007 CHOICE DOMESTIC MARKET SHARE – LIMITED SERVICE Choice Market Share by Room (in percent)

CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

ONTARIO
Winnipeg
Regina
Thunder Bay
Ottawa
Toronto
Montreal
Portland
WASH.
MONTANA
N. DAK.
MINNESOTA
OREGON
IDAHO
WYOMING
SOUTH DAKOTA
WIS.
NEVADA
Salt Lake City
UNITED STATES
IOWA
Chicago
Indianapolis
NEW YORK
Hartford
New York
Philadelphia
UTAH
Denver
CALIFORNIA
Las Vegas
COLORADO
KANSAS
KY.
VA.
N.C.
ARIZONA
Los Angeles
San Diego
Phoenix
NEW MEXICO
TEXAS
OKLA.
ARK.
TENN.
MISS.
ALA.
Pacific Ocean
Savannah
Jacksonville
San Antonio
Houston
Gulf of Mexico

Comfort Suites
Sleep Inn
Flag Represents Industry Top MSAs
Comfort Inn
Limited Service Pipeline (Rooms)
0
5,000
10,000
15,000
20,000
25,000
30,000
35,000
40,000
45,000
12/04 12/05 12/06 09/07
New Construction Conversion
STRONG PIPELINE
Sources: Choice Internal Data, September 2007
20,032
28,123
39,187
38,764

CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

LIMITED SERVICE BRANDS –
GROWTH OPPORTUNITIES
Strategic portfolio management
• Refresh the Comfort Inn system:
– Replacement/upgrade strategy for Comfort Inn
– Strong demand for Comfort Inn & Suites
– High-quality conversion candidates
• Comfort Suites & Sleep Inn:
– Protect exceptional guest experience
– Maintain growing share of new construction pipeline
• Comfort Inn drives growth opportunities for other Choice brands

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

EconoLodge
Rodeway Inn
Quality
Clarion

CONVERSION BRANDS Economy Mid-Scale

CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

	Rodeway Inn	Econo Lodge	Choice Hotels International

Econo Lodge		
Rodeway Inn

BRAND AWARENESS YTD CRS CONTRIBUTION YTD
94% 25%
56% 31%
Average Age 48 50
Median Household Income
$51,000 $67,000
College Graduate 34% 42%
Leisure / Business 78% / 22% 67% / 33%
Drive / Fly 86% / 14% 85% / 15%
ECONOMY BRANDS - FOCUSED ON BASICS
• Value-oriented product
• Safe, clean environment
• Attractive curb appeal
• Consistent execution
of the basics
TYPICAL NEEDS TYPICAL TRAVELER
Sources: DK Shifflet & Associates, Millward Brown, Choice Internal Data, September 2007

CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

EconoLodge

Econo Lodge

ECONO LODGE Econo Lodge hotels provide a great stay and a great value for business and leisure travelers

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

LODGING – EXIT 12
EconoLodge
Red Roof Inn
Super 8 Motel
Days Inn

EconoLodge
EconoLodge

• Enhance curb appeal • Message brand improvement • Attract and retain more guests • Catalyst for development ECONO LODGE REIMAGING

CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

RODEWAY INN

RODEWAY INN

RODEWAY INN

RODEWAY INN

RODEWAY INN You’ll find attractive accommodations at a great price when you a book a room at any Rodeway Inn hotel

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

Units
$ in Millions

STRONG TRACK RECORD OF
SYSTEM AND ROYALTY GROWTH
$15.6 $15.6
$16.4
$17.8
$18.9
400
600
800
1,000
1,200
2002 2003 2004 2005 2006
$0
$2
$4
$6
$8
$10
$12
$14
$16
$18
$20
System Size Royalties
Source: Choice Internal Data, December 2006

CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

	QUALITY	Clarion	CHOICE HOTELS INTERNATIONAL

QUALITY		
Clarion

BRAND AWARENESS YTD CRS CONTRIBUTION YTD
87% 31%
81% 31%
Average Age 49 50
Median Household Income
$68,000 $67,000
College Graduate 45% 42%
Leisure / Business 66% / 34% 67% / 33%
Drive / Fly 84% / 16% 85% / 15%
MID-SCALE CONVERSION BRANDS
Quality
• Breadth of locations
• Good value
• Consistent delivery of
basic guest essentials
Clarion
• Full-service product
offering
• Meeting space and
banquet service
• Room service and full
service restaurant
(most locations)
• Expanded in-room
entertainment
TYPICAL NEEDS TYPICAL TRAVELER
Sources: DK Shifflet & Associates, Millward Brown, Choice Internal Data, September 2007

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

QUALITY

Enter

QUALITY INN Quality Inn is the mid-priced hotel that consistently provides guest essentials in a helpful, accommodating environment where you feel satisfied

CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

Clarion Hotel

CLARION Clarion is the unpretentious full-service hotel that offers a distinctive experience for the sensible traveler

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

Clarion

CLARION COLLECTION Group of unique, boutique and historic hotels – each with own identity in its local market

CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

MANITOBA
ONTARIO
QUÉBEC
N.B.
Montréal
Ottawa
MONTANA
OREGON
IDAHO
SOUTH DAKOTA
NEVADA
UTAH
NEBR.
ARIZONA
NEW MEXICO
Lake Huron
New York
Los Angeles
San Diego
Dallas
San Antonio
Houston
Monterrey
Gulf of Mexico
Pacific
Ocean
THE BAHAMAS

Econo Lodge Rodeway Flag Represents Industry Top MSAs Quality Clarion/Collection CONVERSION BRAND DISTRIBUTION Sources: Choice Internal Data, September 2007

CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

Units
$ in Millions

STRONG GROWTH IN
SYSTEM SIZE AND ROYALTIES
$27.8
$31.2
$35.2
$38.8
$21.1
0
200
400
600
800
1,000
2002 2003 2004 2005 2006
$0
$5
$10
$15
$20
$25
$30
$35
$40
System Size Royalties
Source: Choice Internal Data, December 2006

CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

Quality Clarion

EconoLodge Rodeway Inn

Economy
7% 7%
8%
9%
10% 10%
2002 2003 2004 2005 2006 2007
YTD
Mid-Scale w/F&B
12%
13%
15%
16%
18%
19%
2002 2003 2004 2005 2006 2007
YTD
Source: Smith Travel Research, September 2007
CHOICE DOMESTIC MARKET SHARE –
CONVERSION BRANDS
Choice Market Share by Room (in percent)

CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

EconoLodge
Quality
Rodeway Inn
Clarion

Source: Smith Travel Research, September 2007
SIGNIFICANT GROWTH OPPORTUNITIES
IN LARGE CONVERSION MARKET
Domestic Hotels
2,110
1,888
1,818
1,703
1,504
1,425
889
807
606
583
524
390
343
366
272
252
325
824
804
275
166
Chart does not include 17,196
independent hotels in budget,
economy and
mid-scale segments
Best
Western
Other
(includes 50+
brands)
Holiday Inn
Express
Motel
6
La Quinta
Inns / Inns
& Suites
Fairfield
Inn
Red Roof
Inn
Knights
Inn
Super
8
Days
Inn
Hampton
Inn / Inn
& Suites
Holiday Inn /
Holiday Inn
Select
Americas
Best Value
Inn
Travelodge
Howard
Johnson /
Howard
Johnson
Express
Microtel
Inn
Ramada

CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

BRITISH COLUMBIA
Calgary
Vancouver
Winnipeg
ONTARIO
QUÉBEC
Seattle
WASH.
MONTANA
N. DAK.
MINN.
SOUTH DAKOTA
WIS.
Montréal
N.B.
Ottawa
ME.
Portland
OREGON
IDAHO
WYOMING
IOWA
Milwaukee
Toronto
Boston
Detroit
PA.
Chicago
NEBR.
Denver
NEV.
UTAH
IND.
Philadelphia
New York
UNITED STATES
Indianapolis
San Francisco
COLO.
KANS.
MO.
Washington,
VA.
Nashville
CALIF.
Las Vegas
Oklahoma City
Charlotte
Los Angeles
TEXAS
ARK.
Memphis
S.C.
Atlantic Ocean
Phoenix
Ciudad Juárez
Dallas
San Diego
Mexicali
ALA.
GA.
SONORA
San Antonio
LA.
MISS.
Jacksonville
Hermosillo
Houston
FLA.
Chihuahua
CHIHUAHUA
Monterrey
Culiacán
Gulf of Mexico
THE BAHAMAS
MEXICO
Havana

Clarion Collection By Choice Hotels

Clarion BY CHOICE HOTELS

QUALITY BY CHOICE HOTELS

EconoLodge BY CHOICE HOTELS

RODEWAY INN BY CHOICE HOTELS

DOMESTIC CONVERSION PIPELINE
Econo Lodge
Rodeway
Flag Represents Industry Top MSAs
Quality
Clarion
16,951 rooms in pipeline for conversion brands as of September 30, 2007
Source: Choice Internal Data, September 2007

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

CONVERSION BRANDS –
OPPORTUNITIES
FOR GROWTH
• Strong demand and market potential for Quality Inn, Clarion and Clarion Collection
– Quality: “sweet spot” In lower mid-scale segment
– Choice portfolio management process drives opportunity
– Competitor system product movements
– Distribution opportunities for high-quality boutique properties
• Large, fragmented economy market:
– Independents seeking strong distribution access
– Proliferation of smaller, weaker brands
– Repositioning opportunity for Choice and competitor products

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

DELIVER SERVICES THAT IMPROVE
BRANDS AND PROPERTY PEFORMANCE
Portfolio Management
• Repositioning
• Relicensing
• Termination
Opening Services
Ensure hotels open successfully and
meet or exceed brand standards
Brand Solutions
• Value-engineered prototypes
• Negotiated vendor relationships
Training
• Onsite
• Regional
• Web-based
Brand Strategy
Targeted, differentiated programs,
amenities and services for each brand
Brand Performance Consulting
• Inventory Management
• Rate Setting
• Local Sales & Marketing
SERVICES SERVICES
LIFECYCLE LIFECYCLE

CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

562 hotels
23% of Comfort portfolio
386 hotels
33% of Quality portfolio
115 hotels
41% of Clarion portfolio
23 hotels
6% of Sleep Inn portfolio
INTERNATIONAL OPERATIONS
• 1,100+ properties
• 37 countries on 5 continents
• Largest global “pure hotel franchising” business
• Consistent, conservative growth
Source: Choice Internal Data, September 2007

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

• Larger markets
• Potential to achieve scale
• Large pool of quality conversion
properties
• Established global travel markets
• Cultural acceptance of franchising
model
• Managed through local
Choice-controlled infrastructure
Direct 3
rd
Party Franchising
INTERNATIONAL BUSINESS MODELS
Choice pursues two business models:
• Smaller markets
• Difficult to achieve scale
• Limited conversion opportunities
• Relevance of management
capabilities and asset control
• High quality master partners
• No local infrastructure
Master Franchising

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

2001-2007: Restructure international operations to create global platforms for long-term, profitable growth
INTERNATIONAL EXPANSION TIMELINE
Agreement
with Atlantica
Hotels in Brazil
Acquisition
of Flag Hotels
in Australia/
New Zealand
Divestiture
of asset risk
in Europe
20-year
master
franchise in
Scandinavia
20-year
master
franchise
in Japan
Re-entry
into Mexican
market
Comfort
becomes
largest
Western hotel
brand in Japan
Reacquisition
of rights to
the brands in
continental
Europe
Execute
exclusive
MFA in Ireland
Choice Hotels
India enters
into landmark
agreement
with Royal
Indian Raj
2001 2001 2002 2002 2003 2003 2004 2004 2005 2005 2006 2006 2007 2007

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

PROFITABLE, GLOBAL GROWTH
• Profitable, consistent growth
• Contract-based business consistent with U.S. business models
$5.3
$16.2
$10.7
$1.0
97,944
87,354
$0.0
$2.0
$4.0
$6.0
$8.0
$10.0
$12.0
$14.0
$16.0
$18.0
2000 2006
0
20,000
40,000
60,000
80,000
100,000
120,000
Royalty Income
Operating Income
Number of Rooms
Source: Choice Internal Data, September 2007

GROWING PRESENCE IN WORLD’S
MAJOR TRAVEL MARKETS
269 hotels
Canada
17 hotels
Mexico
306 hotels
Continental
Europe, UK
& Ireland
264 hotels
Australia &
New Zealand
25 hotels
India
2 hotels
China
13 hotels
Central
America
151 hotels
Scandinavia
48 hotels
Brazil
39 hotels
Japan
Source: Choice Internal Data, September 2007

269 hotels
Canada
17 hotels
Mexico
191 hotels
Continental
Europe
264 hotels
Australia &
New Zealand
25 hotels
India
2 hotels
China
DIRECT FRANCHISING MARKETS
Source: Choice Internal Data, September 2007

MASTER FRANCHISING MARKETS 13 hotels Central America 151 hotels Scandinavia 48 hotels Brazil 39 hotels Japan 21 hotels Ireland Source: Choice Internal Data, September 2007 94 hotels UK

CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

BUILDING GLOBAL BRANDS
• Build domestic brand equity
– Build brand awareness
– High quality assets
– Enhance value proposition
• Consumers
• Franchisees
• Leverage Choice’s global reach
– Increasing reservations delivery
– Globalization of key marketing programs – Choice Privileges
– Access to Choice’s global customer base

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

Comfort Hotel Gifu Gifu Comfort Hotel Sapporo Sapporo Comfort Hotel Osaka Shinsaibashi Osaka HIGH-QUALITY HOTELS: JAPAN

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

Clarion Suites Sacred Waters Taupo, New Zealand Clarion Suites Gateway Melbourne, Australia HIGH-QUALITY HOTELS: AUSTRALIA / NEW ZEALAND

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

Quality Inn Parle International Mumbai Quality Inn MGM Beach Resort Tamil Nadu Quality Inn The Meadows Aurangabad HIGH-QUALITY HOTELS: INDIA

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

Comfort Inn Los Cabos Cabo San Lucas Comfort Inn Zamora Jerico Zamora Quality Inn Ciudad de Mexico Roma Mexico City HIGH-QUALITY HOTELS: MEXICO

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

Clarion Hotel Royal
Christiania
Stockholm, Sweden
Clarion Hotel Sea Lion
Pescara
Montesilvano, Italy
Quality Hotel & Suites
Berlin City East
Berlin, Germany
Clarion Hotel Prague
Prague, Czech Republic
HIGH-QUALITY HOTELS:
CONTINENTAL EUROPE

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

QUALITY HOTEL

Sleep Inn Derby Derby, United Kingdom Quality Hotel Leisure Centre Dublin Dublin Clarion Hotel Limerick Limerick HIGH-QUALITY HOTELS: UK/IRELAND

DAVID PEPPER Senior Vice President, Franchise Development and Emerging Brands

CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

Extended Stay Business Review AGENDA Cambria Suites Business Review Development Overview

CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

- Rodeway Inn
- Econo Lodge
- Suburban
- MainStay Suites
- Sleep Inn
- Comfort Inn
- Comfort Suites
- Quality
- Clarion
- Cambria Suites

Limited Service Full Service Economy Mid-Scale Upscale 2005: EMERGING BRANDS LAUNCH

WHAT IS EXTENDED STAY LODGING? • Kitchen equipped, residential-style hotel rooms • Guest stays – average 5 nights or longer, higher occupancies • Higher margins • Reduced services = lower headcount

CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

EXTENDED STAY SUPPLY
GROWTH COMPARISON
-1%
1%
3%
5%
7%
2002 2003 2004 2005 2006 Sep 2007 YTD
Extended Stay Industry
Source: The Highland Group, Smith Travel Research
Year-Over-Year Change in Room Supply

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

EXTENDED STAY OCCUPANCY PREMIUM 50% 60% 70% 80% 2002 2003 2004 2005 2006 Sep 2007 YTD Extended Stay Segment Industry Source: The Highland Group, Smith Travel Research

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

MainStay Suites
MainStay Suites

CHOICE HOTELS MID-MARKET EXTENDED STAY BRAND
MainStay Suites
• A casual extended stay hotel offering
at-home comfort and convenience.
Residential-style amenities such as a
fully equipped kitchen and task-friendly
work space, designed with long-term
stays in mind

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

Suburban

CHOICE HOTELS ECONOMY EXTENDED STAY BRAND
Suburban Extended Stay
• A temporary housing solution
offering the essentials of home
including well equipped kitchens,
all at affordable rates for nightly
or extended stays

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

789
6,138
5,114
3,564
1,763
2003 2004 2005 2006 Sep 2007 YTD
MainStay Suites Suburban Extended Stay
PIPELINE EXPANDING RAPIDLY
Number of Rooms
Source: Choice Internal Data, September 30, 2007
UNITS
Open 81
ENYO 74
Under Construction 13

CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

ALBERTA
Edmonton
BRITISH COLUMBIA
SASKATCHEWAN
Calgary
C A N A D A
Winnipeg
O N T A R I O
Q U É B E
Vancouver
Seattle
Lake Superior
MONTANA
N. DAK.
MINN.
Montréal
Portland
SOUTH DAKOTA
WIS.
Ottawa
OREGON
IDAHO
Toronto
IOWA
Chicago
Detroit
NEBR.
ILLINOIS
New York
NEVADA
UTAH
Denver
KANS.
MO.
Indianapolis
San Francisco
CALIF.
KY.
Las Vegas
Oklahoma City
Los Angeles
TEXAS
ARK.
Ciudad Juárez
Dallas
San Diego
Mexicali
MISS.
ALA.
GA.
SONORA
LA.
Jacksonville
Hermosillo
Houston
San Antonio
Chihuahua
Nassau
Culiacán
Monterrey

EXTENDED STAY DISTRIBUTION Pipeline Open Flag Represents Industry Top MSAs Source: Choice Internal Data, September 30, 2007

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

Extended Stay Business Review AGENDA Cambria Suites Business Review Development Overview

CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

CAMBRIA SUITES

CAMBRIA SUITES – A LIFESTYLE HOTEL

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

$89.25
$124.52
71.7
$86.41
$119.45
72.5
Courtyard
Hilton Garden Inn
ADR
Occupancy

788
104
684
487
169
318
Courtyard
Hilton Garden Inn
Active Pipeline
Open

OFFERINGS IN THIS SPACE PERFORMING WELL Source: Company Earnings Releases, Smith Travel Research 1H 2007 RevPAR and Composition September 2007 Distribution (U.S. Hotels)

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

Winnipeg
Vancouver
ONTARIO
Seattle
MONTANA
N. DAK.
N.B.
Ottawa
Montréal
MINN.
SOUTH DAKOTA
Portland
WIS.
ME.
Milwaukee
OREGON
IDAHO
WYOMING
Toronto
Boston
IOWA
NEBR.
Chicago
Columbus
CALIF.
NEV.
UTAH
New York
Denver
KANS.
Indianapolis
San Francisco
Washington, D.C.
UNITED STATES
KY.
Las Vegas
ARIZ.
Oklahoma City
Memphis
N.C.
Nashville
Los Angeles
Phoenix
TEXAS
ARK.
ALA.
GA.
San Diego
Mexicali
El Paso
Dallas
LA.
Jacksonville
Atlan
Oce
San Antonio
Hermosillo
Houston
Chihuahua
Gulf of Mexico
Monterrey
Nassau
Culiacán

CAMBRIA SUITES DISTRIBUTION
Pipeline [57]
Open [3]
Flag Represents Industry Top MSAs
Master Development Agreements Representing Up To 40 Cambria Suites Hotels
Not Included
Pipeline [57]
Source: Choice Internal Data As Of September 30, 2007

LOCATION, LOCATION, LOCATION
Successful Penetration of High Barrier to Entry Markets
• New York City, Baltimore (Inner Harbor), Chicago, Houston, Mall of America,
Orlando (I-Drive), Savannah (Downtown), Phoenix, Toronto
Airport Locations
• Atlanta, Boise (ID), Baltimore / Washington (BWI), Denver, Minneapolis,
Newark, Oklahoma City, Ontario (CA), San Antonio, Indianapolis
Mixed-Use Projects
• Cathedral City / Palm Desert (CA), Columbus (OH), Kansas City, Maple Grove
(MN), Omaha, San Antonio (Legacy)

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

CAMBRIA SUITES
CAMBRIA SUITES

INNOVATIVE MARKETING AND SUPPORT
• Dedicated franchise
development team
• Dedicated real estate
group:
– Site selection and
analysis
• Dedicated, experienced
brand team
• Innovative marketing support:
– Award winning pop-up suite
– Viral marketing
– Virtual reality goggles

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

Extended Stay Business Review AGENDA Cambria Suites Business Review Development Overview

CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

Top Reasons for Selecting a
Choice Brand
New Build Conversion
ROI / Profitability 8.6 7.7
Reservations
delivery
8.2 7.9
Brand recognition 8.1 8.0
Availability of brand 7.9 7.4
Higher performance 7.9 7.7
Marketing /
Advertising
7.8 7.8
Source: Choice Internal Data, September 2007. Franchisee Decision-Making Study 2006
WHY DO DEVELOPERS CHOOSE CHOICE HOTELS?
• Scale
– Hotel distribution -+5,500 units
worldwide
– $300+ million marketing and
reservation fees drive brand
awareness & reservations
delivery programs
• Strong brand and hotel performance
improvement services
• Reservations delivery - $1.6 billion
in gross room revenue booked TTM
• Strong, growing loyalty program
• Protect hotel asset value

CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

Cambria Suites by Choice Hotels
Comfort Suites
Comfort Inn
MainStay Suites
Sleep Inn
Suburban Extended Stay Hotel

Clarion
Comfort Inn
Quality
EconoLodge
Rodeway Inn

* Excludes cost of land
Conversion
$40,000+
$49,000+
$64,000+
$60,000+
$80,000+
$45
$65
$100+
Targeted Average Daily Rate
$58,000+
$52,000+
$80
DEVELOPMENT OPPORTUNITIES
AT VARIOUS PRICE POINTS
Targeted per Room Investment*
New Construction
Source: Choice Internal Data, September 2007

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

Franchise Salesperson
75%
Hotel Company Materials
71%
Peers
64%
Trade Publication Articles
52%
Hotel Company Website
51%
Trade Shows
35%
Trade Publication Advertisements
30%
Materials in Mail
29%
Trade Publication Websites
25%
Telephone Sales Call
15%
None of the Above
5%

MOST IMPORTANT SOURCE IN SELECTION Source: Choice Internal Data, Franchisee Decision-Making Study 2006

CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

STRONG, KNOWLEDGEABLE SALES FORCE Emerging Brands Emerging Markets Mid-Scale Economy 12% 30% 14% 44% Source: Choice Internal Data, September 2007

BRANDS GROWING VIA INCREASED SALES 304 470 552 639 720 $8.3 $13.3 $15.1 $17.9 $11.3 2002 2003 2004 2005 2006 Deals Initial Fee Revenue (M) Source: Choice Internal Data, 2006

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

128 182 237 288 241 342 370 402 432 304 470 552 639 720 63 2002 2003 2004 2005 2006 New Construction Conversion PHENOMENAL NEW CONSTRUCTION SALES GROWTH Source: Choice Internal Data, 2006

CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

SOURCE OF CONVERSIONS 13% 45% 39% 12% 23% 13% 55% Choice Brand Industry Segment Independent Prior Affiliation Comfort Quality Clarion Econo Lodge Rodeway Source: Choice Internal Data

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

DOMESTIC PIPELINE
EXPANDED TO 872 HOTELS
57
259
162
113
73
30
37 37
49
55
Cambria
Suites
Comfort
Suites
Comfort Inn Sleep Inn Quality Clarion Suburban MainStay
Suites
Econo
Lodge
Rodeway Inn
New Construction Conversion
Midscale
Extended Stay
Economy Upscale
Source: Choice Internal Data, September 2007

CHOICE HOTELS
INTERNATIONAL

CHH ANALYST/INVESTOR DAY

BILL CARLSON Senior Vice President, Marketing

CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

Top Reasons for Selecting a Choice Brand
ROBUST MARKETING PROGRAMS –
A KEY INFLUENCER
New Build Conversion
ROI / Profitability 8.6 7.7
Reservations delivery 8.2 7.9
Brand recognition 8.1 8.0
Availability of brand 7.9 7.4
Higher performance 7.9 7.7
Marketing / Advertising 7.8 7.8
Source: Choice Internal Data, Franchisee Decision-Making Study 2006

MARKETING LEVERAGES SIZE,
SCALE AND DISTRIBUTION
• $300+ million marketing and reservation system fees
• Multi and single brand advertising campaigns
• Driving guests to Choice central channels
• “One Stop” shopping
• Strong and growing loyalty program
• Growing brand awareness
Source: Choice Internal Data As Of September 2007

CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

CHOICE BRANDS SERVE LARGE,
MIDDLE AMERICA DEMOGRAPHIC
Sources: U.S. Census Bureau (2000 Census). ACS Surveys, 2006. DK Shifflet and Associates, 2006. Simmons, 2007.
U.S.
Population
Hotel
Industry
Choice Hotels’
Guests
Wal-Mart
Shoppers
Median Household Income $48,000 $78,000 $67,000 $61,000
Average Age 47 years 49 years 50 years 47 years
Education (% College Graduates) 27% 47% 42% 24%
% Leisure Room-nights N/A 57% 67% N/A
Employment
Professional/Executive/Manager
Other Profession
Retired/Homemaker/Student/Not Employed
21%
44%
35%
37%
41%
22%
32%
42%
26%
22%
35%
43%
Child in Household 31% 32% 32% 33%
Gender
Men (male solo if travelers)
Women (female solo if travelers)
Couples without kids (travelers only)
Couples with kids/Other adults (travelers only)
49%
51%
N/A
N/A
26%
12%
32%
30%
23%
9%
36%
31%
44%
56%
N/A
N/A

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

63%
67%
55%
57%
25%
29%
25%
29%
2002
2006

CHOICE CAPTURES DISPROPORTIONATE
SHARE OF LEISURE AND 60+ ROOM NIGHTS
Sources: STR, DK Shifflet & Associates, 2002-2006
Percent of Roomnights Sold
Choice
Leisure
Mid / Econ
Leisure
Choice Leisure,
Age 60+
Mid / Econ Leisure ,
Age 60+

CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

LEISURE TRAVEL DEMAND CONTINUES TO INCREASE
2.0% CAGR
5.1% CAGR
Sources: STR, DK Shifflet & Associates, 2002-2006
U.S. Leisure Roomnights
U.S. Age 60+ Roomnights
Roomnights at Midscale / Economy Chains
2002                         2006 2002                         2006
223,186,000
246,547,000
55,796,000
71,498,000

CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

…AND IS LIKELY TO GROW
•
79MM Boomers Start Turning 60
This Year
•
Over 65 in America
12% (36MM) in 2003
20% (72MM) in 2030
•
79MM Boomers Start Turning 60
This Year
•
Over 65 in America
12% (36MM) in 2003
20% (72MM) in 2030
Source: Yesawich 2007

CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

50%
40%
30%
20%
10%
0%
2005
2006
2007 (Q1-2)
2008 F
2009 F
Silent Generation (1930-1945)
Baby Boomers (1946-1964)
Generation-X (1965-1978)
Millenials (1979-1990)

YOUNGER BUSINESS TRAVELERS
TARGETS FOR CAMBRIA SUITES
• “Millenials” generation nearly same size as entire Baby Boom population
• Millenials and strong Gen-X segment expected to exert a greater influence on business travel volume
Source: DK Shifflet & Associates, 2006, Choice Internal Forecasts.
Contribution of Business
Travel Room Nights by Generation

CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

	Comfort Suites, Comfort Inn, Sleep Inn, Quality, Clarion		Econo Lodge, Rodeway Inn	MainStay Suites, Suburban	Cambria Suites
Goal	Drive business	Communicate differences	Set expectations	Educate guests	Build awareness and trial
Unique Attributes	· Wide distribution · Good value	· Unique brand features	· Guest price sensitivity · Fewer advanced reservations	· Extended stay occasion · Emerging segment	· "Striver" target audience · Product lifecycle infancy
Strongest Levers	Family TV ads & online	Single Print & online	Radio advertising	Local, targeted marketing	Viral, local marketing

10 Brand Platforms

1-800-4CHOICE, Choicehotels.com, CHOICEprivileges® REWARDS PROGRAM

CHOICE GOES TO MARKET IN DIFFERENT WAYS TO ACCOMPLISH BRAND GOALS

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

USA TODAY
Budget Travel
DREAM TRIPS
EVERYDAY
easy grilling
party guide

TARGET MARKET REACHED THROUGH INTEGRATED MULTI-MEDIA CAMPAIGN

MULTIMEDIA ADVERTISING CAMPAIGN
• Build brand awareness
• Drive revenue and guests to central channels
• Multi-brand national advertising
– Popular TV ads featuring Johnny Cash music
– Emphasis on attracting leisure travelers
• Single-brand efforts to communicate unique brand benefits

CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

Television:
Leading network and cable
TV programs including NFL, Larry King
Live, Good Morning America, Law &
Order, CSI
Radio:
ABC Radio, Premiere Radio,
Jones Media America
National Advertising and Partnerships with Leading
Companies Help Reinforce Brand Image
NATIONAL ADVERTISING
FOR CORE TARGET AUDIENCE

CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

USA TODAY

InsideFlyer

YAHOO!

Travelocity.com
A Sabre Company

ORBITZ

Google

FOX NEWS.com

SideStep

AAA

AARP

SOUTHWEST AIRLINES SPIRIT

National Advertising and Partnerships with Leading
Companies Help Reinforce Brand Image
NATIONAL ADVERTISING
FOR CORE TARGET AUDIENCE
Print:
USA Today, Inside Flyer
magazine, Travel Agent, Travel
Weekly, BTN
Internet:
Orbitz, Travelocity,
Expedia, Yahoo! Travel, FoxNews.com,
ESPN.com
National Partnerships:
With leading
complimentary consumer brands such
as Southwest Airlines, AAA, AARP

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

abc

FANDANGO
NBC.COM
The Weather Channel
weather.com
NASCAR.COM
America Online Keyword: NASCAR
REAL Cities NETWORK
lonely planet
CMT
cmt.com
AccuWeather.com
The Best Weather on the Web

traffic.com

PREMIERE RADIO NETWORKS
Ronning Lipset Radio
CLEARCHANNEL

XM SATELLITE RADIO
SIRIUS SATELLITE RADIO

Clarion

EMERGING MEDIA TO ENGAGE
YOUNGER AUDIENCES
PDA
Advertising
Captivate Network –
Elevator Advertising
in Office Buildings
Satellite
Radio
Internet Radio
GPS Device Advertising
Pre-roll Video Placements
on Websites
Logo on streaming videos

CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

CHOICEprivileges
REWARDS PROGRAM
SAMPLE A. SAMPLE
GP-9999999

CHOICEprivileges
REWARDS PROGRAM
PLATINUM
4000 1234 5678 9123
4000
VALID THRU
00/00
KHARY BROWN
VISA

STRONG, GROWING LOYALTY PROGRAM
• Choice Privileges is our comprehensive loyalty rewards program that delivers incremental business to our hotels
– Points-based program that is free to consumers to join
– Launched in 1998, competitively structured to catch-up with mature programs
– Important selling point for franchise sales

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

STRONG, GROWING LOYALTY PROGRAM
• The program has steadily grown business delivery
– Over 6 million members (2 million new members in 2 years)
– $1 billion in spend on Choice Privileges Visa card
– Over 20% of room revenue (up from 8% in 2001)
Revenue as Percent of Domestic Gross Room Revenues
8.3%
10.0%
12.2%
15.3%
16.2%
18.0%
20.3%
2001 2002 2003 2004 2005 2006 2007
YTD
Source: Choice Internal Data, November 2007

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

WINNING WITH GUESTS
• Growing recognition amongst frequent travelers
• Voted top award for Gift Card Program (Freddie Awards)
• Achieved top 5 status in all 9 categories
Award Categories
Best Award
Best Bonus
Best Affinity Credit Card
Best Newsletter
Best Customer Service
Best Web Site
Best Award Redemption
Best Elite Level
Best Program
0
3
6
9
2003 2004 2005 2006 2007
Top 5 Finish
Top 2 Finish
Source: Insider Flyer magazine, 2007.

CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

Not Available
Not Available
Not Available

AND – IMPROVING BRAND AWARENESS
97
76
44
86
70
13
20
98
88
58
87
81
94
56
28
14
39
Comfort
Inn
Comfort
Suites
Sleep Inn Quality Clarion Econo
Lodge
Rodeway
Inn
MainStay Suburban Choice
Hotels
2001 2007 YTD
Source: Millward Brown
Name Recognition (Percentage)

MARY BETH KNIGHT Senior Vice President, eCommerce & Worldwide Distribution

CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

ROBUST DISTRIBUTION PLATFORM
CRITICAL ELEMENT OF GROWTH STRATEGY
Top Reasons for Selecting a Choice Brand
7.8 7.8 Marketing/Advertising
7.7 7.9 Higher performance
7.4 7.9 Availability of brand
8.0 8.1 Brand recognition
7.9 8.2 Reservations delivery
7.7 8.6 ROI/Profitability
Conversion New Build
7.8 7.8 Marketing/Advertising
7.7 7.9 Higher performance
7.4 7.9 Availability of brand
8.0 8.1 Brand recognition
7.9 8.2 Reservations delivery
7.7 8.6 ROI/Profitability
Conversion New Build
Source: Choice Internal Data, Franchisee Decision-Making Study 2006

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

Amadeus Sabre
Galileo Worldspan
Pegasus
Global Distribution Systems
choicehotels.com
Brand Sites International Sites
Regional & State Sites
Niche Sites Affiliate Program
Search Meta Search
Call Centers
Minot, ND Grand Junction, CO
London, EN Melbourne, AU
Toronto, ON
Travelocity Orbitz
Expedia hotels.com
Travelweb
Online Travel Agencies (OTAs)
CHOICE WORLDWIDE DISTRIBUTION NETWORK
Choice
CRS
Hotels
5,000+ Worldwide

Microsoft MapPoint
CANADA
UNITED STATES
MEXICO
Adirondack,NY
Springfield,MA
MI190
Romulus,MI
PA209
Bethlehem,PA
Chicago,IL
Las Vegas,NV
Albuquerque,NM
NC039
Cary,NC
TN464
Nashville,TN
GA290
Alpharetta,GA
Dallas,TX
Lake Mary,FL
Deerfield Beach,FL
Comfort Suites
Sleep Inn
Pacific Ocean
Atlantic Ocean
Gulf of Mexico

CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

Millions

CENTRAL RESERVATIONS
CONTRIBUTION CONTINUES TO GROW…
Source: Choice Internal Data, September 2007
$1,000
$1,100
$1,200
$1,300
$1,400
$1,500
$1,600
2005 2006 TTM Sept 2007
Domestic Choice CRS
Net Room Revenue
Domestic Choice CRS
Net Channel Share
0%
10%
20%
30%
40%
50%
60%
2005 2006 TTM Sept 2007
Internet
Voice
Travel Agent (GDS)

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

…AND IMPROVES FRANCHISEE PERFORMANCE
35%
37%
39%
41%
43%
45%
47%
49%
2005 2006 YTD Oct
2007
North American
Call Center Conversion
$40
$50
$60
$70
$80
$90
2005 2006 TTM Sept 2007
Systemwide Call Center choicehotels.com
Central Channel ADR
Source: Choice Internal Data, September 2007

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

EVOLVING INDUSTRY BOOKING PATTERNS
41%
46%
51%
56%
60%
59% 54% 49% 44% 40%
0%
20%
40%
60%
80%
100%
2005 2006 2007 2008 2009
Online Offline
Source: PhoCusWright’s U.S. Online Travel Overview Seventh Edition – November 2007
Choice online bookings surpassed 50% in 2006

CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

Rank	Website - [Show domain]	Related	Market Share
△ 1.	TripAdvisor		3.86%
△ 2.	Hotels.com		3.44%
△ 3.	Choice Hotels International		2.20%
△ 4.	InterContinental Hotels Group		2.11%
△ 5.	Marriott International		2.07%
▽ 6.	Harrah's Casino Hotels		2.04%
△ 7.	National Park Service		1.80%
△ 8.	Hilton Hotels Online		1.45%
△ 9.	Disney World		1.42%
10.	Carnival Cruise Lines		1.30%

TOP 10 WEBSITE
hitwise
JUL - SEP
2007

CHOICE WEBSITE CONSISTENTLY RANKS HIGH Source: Hitwise November 2007

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

Google
AARP The power to make it better.
WorldChoiceTravel.com
Expedia.de
travelocity
AOL travel
YAHOO! TRAVEL
YAHOO!
Expedia.com
tripadvisor get the truth. then go.
TravelNow.com
msn
ebookers.com
priceline.com
Pleasant Holidays
ORBITZ
CheapTickets The Best Kept Secret in Travel
Ask
Travelweb
lowestfare.com

LEVERAGING SIZE, SCALE & DISTRIBUTION

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

DISCOVER YOUR
COMFORT ZONE

Comfort Inn and Suites-ASU Tempe
10 reviews - more info »
1031 East Apache Blvd
Tempe, AZ 85281
(480) 966-7202
choicehotels.com
Get directions - Search nearby
Save to My Maps - Send to phone
Phoenix
Tempe
Mesa

MY ACCOUNT

CONSUMERS HAVE HIGHER EXPECTATIONS THAN EVER BEFORE Personalization Value-Added Services Engagement

CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

PROVIDING RELEVANT INFORMATION
INCREASES RESERVATIONS
0% 20% 40% 60% 80% 100%
Services & Amenities
Description of Hotel
Hotel Photos
Maps
Virtual tours
Local Area Information
Upcoming Local Events
5 - Very Important 4 3 2 1 - Not Important
Source: Choice Hotels International 2006 iPerceptions Study

CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

Photo Gallery: Click on thumbnail to enlarge

Next Photo

Hotel near popular attractions

Photos: 1-12

Photo Gallery: Click on thumbnail to enlarge

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Photos: 1-2

Quality Driving Directions and Map of New York, New York - Windows Internet Explorer

http://www.qualityinn.com/res/en-US/html/HotelInfoMap?hotel=NY108&maphotel=NY108&country=US&sd=EyeA.MJ4zdgI\VI 3

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Quality Driving Directions and Map of New York, New ...

CHOICE HOTELS INTERNATIONAL

Home / Reservations | Choice Destinations | Reward Programs | Offers & Programs | Travel Professionals | Groups & Meetings

User Name | Password | Sign In | Login Help | Create A Profile | Choice Privileges® | View/Change Reservation | Reservations 1-877-424-6423 | Customer Support

Quality Hotel Times Square (NY108)

157 W. 47th St. New York NY, US, 10036 | Phone (212) 768-3700 Fax: (212) 768-7573

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Local Map:

Bird's Eye
Aerial
Road
Hybrid
Context Map
Clinton Park
Hells Kitchen
Lincoln Tunnel
495
Madison Square Garden
0.6 miles
Virtual Earth

Map Places

Points of Interest

Airports
- Show Airports

Amusement Parks
- Show Amusement Parks

Attractions
- Show Historical Monuments
- Show Tourist Attractions (123)
- Show Tourist Information

Bus Stations
- Show Bus Stations

Restaurants

Map size: Medium | Previous View | Reset map to original view

Directions to Our Hotel:

From the Lincoln Tunnel, make a left onto 10th Avenue. Go down 10th Avenue until 48th Street, on 48th Street turn right onto 6th Avenue (Avenue of the Americas), turn left onto 47th Street.

For directions from a nearby airport, click on one of the links below:

John F. Kennedy Int'l Arpt (JFK)	To hotel	From hotel
La Guardia Int'l Airport (LGA)	To hotel	From hotel
Newark Intl. Arpt. (EWR)	To hotel	From hotel

javascript:/pushn hover | Internet | 100%

CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

EXCEPTIONAL SUPPORT & SERVICES
Call Forwarding Reservation Service
– Delivers ADR premium
Property-Level eCommerce
and Reservations Dashboard
– Comprehensive view into CRS
revenue and reservation
performance
Full-service Franchisee eCommerce
and Customer Care Helpdesks
– Strategic marketing, sales and
customer service assistance

CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

Message (HTML)
CAMBRIA SUITES
FIRST FLOOR
Jane Alison
Manager
Comfort Suites Traveler Reviews

EXPANDING OUR DISTRIBUTION STRATEGY • Mobile devices • Knowledgeware • Global Positioning Systems • Customer Reviews • Site Redesign Select your room online

DAVID WHITE Senior Vice President, Chief Financial Officer

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

INVESTMENT THESIS
• Strong, growing operating business
– Large market share & fee base – with opportunities to expand
– Predictable, profitable growth in variety of lodging & economic environments
– High margins + low capital intensity generates high ROICs
– Long-term franchise contracts – represent barrier to entry
• Significant free cash flow generation / capital allocation opportunities
– Utilization focused on returns for shareholders
– Creates opportunities
• Investments in profitable growth – organic, acquisitions, new concepts, brand extensions
• Return excess to shareholders – share repurchases, dividends
• Capital structure – strong balance sheet provides opportunity to enhance returns
– Minimal incremental working capital and capex requirements forseen
– Current debt levels below long-range target

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

STRONG, STEADY FRANCHISE
SYSTEM GROWTH
2,880
3,039
3,123
3,244
3,327
3,482
3,636
3,834
4,048
4,211
1997 1998 1999 2000 2001 2002 2003 2004 2005 2006
242
252
258
266
271
282
294
310
329
339
1997 1998 1999 2000 2001 2002 2003 2004 2005 2006
CAGR = 4.3% CAGR = 3.8%
Domestic Hotels On-Line
Domestic Rooms On-Line
(in thousands)
Source: Choice Internal Data, December 2006

CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

-6%
-4%
-2%
0%
2%
4%
6%
8%
10%
1998 1999 2000 2001 2002 2003 2004 2005 2006
$0
$50
$100
$150
$200
$250
$300
CHH RevPAR Chain Scale (Supply Weighted) Industry RevPAR Franchising Revenue
GROWING FRANCHISING REVENUES IN +/-
REVPAR ENVIRONMENTS
Source: Smith Travel Research, Choice Internal Data, December 2006
($ in millions)

CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

STEADY EBITDA GROWTH IN +/- LODGING
ENVIRONMENT
0
5
10
15
20
25
30
1998 1999 2000 2001 2002 2003 2004 2005 2006
0
20
40
60
80
100
120
140
160
180
200
Industry Profits Adjusted EBITDA
Source: Smith Travel Research, Choice Internal Data, December 2006
($ in millions) ($ in billions)

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

CAPITAL “LIGHT” MODEL
GENERATES STRONG RETURNS
ON INVESTED CAPITAL
15.2%
16.1%
14.7%
27.6%
36.7%
49.7%
62.9%
78.5%
19.5%
1998 1999 2000 2001 2002 2003 2004 2005 2006
Source: Choice Internal Data, December 2006

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

TRACK RECORD OF STRONG
EARNINGS PER SHARE GROWTH
$0.40
$0.51 $0.51
$0.58
$0.76
$0.93
$1.07
$1.26
$1.49
1998 1999 2000 2001 2002 2003 2004 2005 2006
Source: Choice Internal Data, December 2006, Per Share Amounts Retroactively Adjusted For 2005 Stock Split
Adjusted Diluted Earnings Per Share

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

$300
$250
$200
$150
$100
$50
$0
2002
2003
2004
2005
2006
Other
Brand Solutions
Relicensing Fees
Domestic Royalties
Initial Fees
International

GROWING FRANCHISING REVENUE BASE
$262.1
$203.7
$187.1
$172.1
$230.0
Source: Choice Internal Data, December 2006
• Market share & unit growth potential remains – organic, acquisitions, new concepts, brand extensions
• High franchisee retention through hotel asset lifecycle
• Effective royalty rate upside remains
– “Published” effective rate for current domestic brand mix = 5.09% (+100 bps from 2006 levels)
($ in millions)

CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

FRANCHISING MARGINS EXPANDED WHILE
INVESTING IN GROWTH OPPORTUNITIES
60.6%
60.5%
61.0%
62.0%
63.1%
2002 2003 2004 2005 2006
“Investments” in Emerging Brands, International, Corporate Development Activities Impact
SG&A And Franchising Margins
Create Opportunities For Incremental Profitable Revenue Growth
Source: Choice Internal Data, December 2006
Adjusted Franchising Margins

LONG-TERM CAPITAL ALLOCATION
AND STRUCTURE PRIORITIES
• Maintain optimal debt level over time
– +/- leverage based on “highest and best use of capital”
– Investment grade – better pricing / terms, access to capital, demonstrates financial strength to prospective franchisees
• Invest in profitable growth opportunities that leverage core competencies
• Return excess capital to shareholders
– Strong cash flows enable-
• Strong, steady growing dividends
• Opportunistic and accretive share repurchases

CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

BALANCE SHEET -- ROOM TO EXPAND DEBT
LEVELS
• Net Debt $231         9%
• Equity* 2,366        91%
• Total Capitalization $2,597       100%
• TTM – Adjusted EBITDA $189.5
• Net Debt / Adjusted EBITDA 1.2x
September 30, 2007
Source: Choice Internal Data, September 2007
* Based on closing price of $37.67 and approximately 62.8 million common shares outstanding

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

$ in Millions

TRACK RECORD OF RETURNING EXCESS
CAPITAL TO SHAREHOLDERS
$871.7
$122.8
$935.2
$0
$200
$400
$600
$800
$1,000
Cumulative Free Cash Flow (Jan '98-Sep '07)
Dividends Share Repurchases Free Cash Flow
Source: Choice Internal Data as of September 30, 2007

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

NEARLY ½ OF COMMON SHARES
REPURCHASED SINCE ’97 SPIN-OFF
119.7
113.5
107.7
105.1
84.0
74.3
69.5
64.6
65.2
66.4
62.8
1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 9/30/2007
Source: Choice Internal Data, December 2007, Share Amounts Retroactively Adjusted To Reflect  2005 Stock Split
Common Shares Outstanding (Year End and September 30, 2007)
Remaining Authority on Current Authorization – 3.4 million shares as of December 12, 2007

HIGH DIVIDEND YIELD COMPARED TO
OTHER LODGING C-CORPS
0.00% 0.00%
1.95%
0.61%
1.83%
0.90%
0.17%
1.21%
Choice Wyndham Starwood Morgans Marriott Gaylord Orient-Express Intercontinental
Source: Bloomberg Financial, December 14, 2007

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

Source: Choice Internal Data, December 2007, PricewaterhouseCoopers (industry RevPAR projection only)
PROJECTIONS – KEY ASSUMPTIONS
(Applicable To 2007 & 2008 Outlook For Franchising Revenues, Adjusted EBITDA and Adjusted Diluted EPS)
• Gross Domestic Unit Openings
– 2007E – 297 Conversion Units (71%), 123 New Construction Units (29%)
– 2008E – 339 Conversion Units (73%), 127 New Construction Units (27%)
• PwC Industry RevPAR projection for 2008 is 4.86% (CHH room supply weighted)
• Adjusted diluted earnings per share projections assume no share repurchases subsequent to December 12, 2007
• Outstanding common shares approximately 62.2 million as of December 12, 2007
Previous Full Year 2007
Expectations
Current Expectations --
Full Year 2007
Current Expectations --
Full Year 2008
Unit Growth 5.0% 5.0% 4.75%
RevPAR Growth 4.0% 4.0% 3.75%
Effective Royalty Rate Improvement 4 bps 4 bps 4 bps
Effective Tax Rate 36.1% 36.1% 36.5%

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

$203.7 $230.0 $262.1 $289.3 $312.0 2004 2005 2006 2007E 2008E 2008 OUTLOOK – FRANCHISING REVENUES Source: Choice Internal Data, December 2007 ($ in Millions) +8%

CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

2008 OUTLOOK – ADJUSTED EBITDA Source: Choice Internal Data, December 2007 $134.2 $152.8 $176.3 $193.1 $207.0 2004 2005 2006 2007E 2008E +7% ($ in Millions)

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

2008 OUTLOOK – ADJUSTED DILUTED EARNINGS PER SHARE $1.07 $1.26 $1.49 $1.70 $1.87 2004 2005 2006 2007E 2008E +10% Source: Choice Internal Data, December 2007

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

ROYALTY FEE “LEVERS”
Domestic Royalty Impact
Estimated
Impact on ‘08
Royalties
Estimated
Impact on ‘08
Diluted EPS
1,2
RevPAR Improvement
1% = $2,388,000 $0.02
5% = $11,940,000 $0.12
New Franchise Growth
1% (46 units) = $2,399,000 $0.02
5% (230 units) = $11,995,000 $0.12
Improvement in
Royalty Rate
1 bps increase = $549,000 $0.005
5 bps increase = $2,745,000 $0.03
(1) Assumes outstanding diluted shares of 63,268,204
(2) Assumed tax rate of 37.75%
Source: Choice Internal Data, December 2007

CHUCK LEDSINGER Vice Chairman and Chief Executive Officer

WHY CHOICE?
• Pure-play lodging franchisor
• Highest returning model in the industry
• Profitable growth in a wide variety of economic conditions and industry cycles
• Substantial size, scale and distribution – difficult to duplicate
• Highly-skilled and experienced management team
• Focused on returning value to shareholders

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

Questions?

CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

Appendix Reconciliation of Non-GAAP Financial Measurements to GAAP

DISCLAIMER
Adjusted franchising margins, adjusted earnings before interest depreciation and amortization (EBITDA), adjusted net income, adjusted diluted earnings per share, franchising revenues,  net operating profits after taxes (NOPAT), return on invested capital (ROIC) and free cash flows are non-GAAP financial measurements. These financial measurements are presented as supplemental disclosures because they are used by management in reviewing and analyzing the company’s performance. This information should not be considered as an alternative to any measure of performance as promulgated under accounting principles generally accepted in the United States (GAAP), such as operating income, net income, diluted earnings per share, total revenues or net cash provided by operating activities.  The calculation of these non-GAAP measures may be different from the calculation by other companies and therefore comparability may be limited. The company has included the following appendix which reconcile these measures to the comparable GAAP measurement.

CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

FRANCHISING REVENUES AND
ADJUSTED FRANCHISING MARGINS
Source: Choice Internal Data, December 2007
Expected Expected Trailing Twelve
($ amounts in thousands)
Year Ended Year Ended Months Ended Year Ended Year Ended Year Ended Year Ended
December 31, December 31, September 30, December 31, December 31, December 31, December 31,
2008 2007 2007 2006 2005 2004 2003
Total Revenues 660,585 $     612,361 $   594,009 $       544,662 $    477,399 $  428,208 $     385,866 $
Adjustments:
Marketing and Reservation  (343,707) (318,376) (304,953) (278,026) (243,123) (220,732) (195,219)
Product Sales - - - - - - -
Hotel Operations (4,872) (4,684) (4,648) (4,505) (4,293) (3,729) (3,565)
Franchising Revenues 312,006 $     289,301 $   284,408 $       262,131 $    229,983 $  203,747 $     187,082 $
Operating Income 196,945 $     180,763 $   176,994 $       166,625 $    143,750 $  124,983 $     113,946 $
Adjustments
Hotel Operations (1,612) (1,484) (1,417) (1,311) (1,068) (725) (842)
Executive Termination Benefits - 3,690 3,690 - - - -
Product Sales - - - - - - -
Impairment of Friendly Investment - - - - - - -
Net 195,333 $     182,969 $   179,267 $       165,314 $    142,682 $  124,258 $     113,104 $
Adjusted Franchising Margin 62.6% 63.2% 63.0% 63.1% 62.0% 61.0% 60.5%

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

FRANCHISING REVENUES AND ADJUSTED
FRANCHISING MARGINS
(CONTINUED)
Source: Choice Internal Data, December 2007
Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
($ amounts in thousands) December 31, December 31, December 31, December 31, December 31, December 31,
2002 2001 2000 1999 1998 1997
Total Revenues 365,562 $           341,428 $           352,841 $            324,203 $           165,474 $            175,416 $
Adjustments:
Marketing and Reservation  (190,145) (168,170) (185,367) (162,603) - -
Product Sales - - - (3,871) (20,748) (23,806)
Hotel Operations (3,331) (3,215) (1,249) - (1,098) (17,303)
Franchising Revenues 172,086 $           170,043 $           166,225 $            157,729 $           143,628 $            134,307 $
Operating Income 104,700 $           73,577 $             92,427 $             94,170 $             85,151 $             77,068 $
Adjustments
Hotel Operations (385) (714) (640) - 35 (1,679)
Executive Termination Benefits - - - - - -
Product Sales - - - 12 (1,216) (1,037)
Impairment of Friendly Investment - 22,713 - - - -
Net 104,315 $           95,576 $             91,787 $             94,182 $             83,970 $             74,352 $
Adjusted Franchising Margin 60.6% 56.2% 55.2% 59.7% 58.5% 55.4%

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

RETURN ON INVESTED CAPITAL
Source: Choice Internal Data, September 2007
Trailing Twelve
Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended Months Ended
($ in millions) December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31, September 30,
1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007
Operating Income (a) $77.1 $85.2 $94.2 $92.4 $96.3 $104.7 $113.9 $125.0 $143.8 $166.6 $177.0
Tax Rate(a) 41.7% 41.7% 39.5% 39.0% 35.0% 36.5% 36.1% 35.1% 33.0% 27.4% 36.1%
After-Tax Operating Income 45.0 49.7 57.0 56.4 62.6 66.5 72.8 81.1 96.3 121.0 113.1
+ Depreciation & Amortization 9.2 6.7 7.7 11.6 12.5 11.3 11.2 9.9 9.1 9.7 8.8
- Maintenance CAPEX 9.2 6.7 7.7 11.6 12.5 11.3 11.2 9.9 9.1 9.7 8.8
Net Op. Profit After-tax (NOPAT) $45.0 $49.7 $57.0 $56.4 $62.6 $66.5 $72.8 $81.1 $96.3 $121.0 $113.1
Total Assets 386.4 398.2 464.7 484.1 321.2 316.8 267.3 263.4 265.3 303.3 337.8
- Current Liabilities 68.2 64.7 88.7 93.8 71.2 84.3 102.2 102.1 120.3 139.8 151.1
Invested Capital 318.2 333.6 375.9 390.3 250.0 232.5 165.1 161.3 145.0 163.5 186.7
Return on Average Invested Capital 17.8% 15.2% 16.1% 14.7% 19.5% 27.6% 36.7% 49.7% 62.9% 78.5% 64.6%
(a) Operating income and tax rate for the year ended December 31, 2001 have been adjusted to exclude the effect of a $22.7 million impairment charge related the write-off of the company’s investment in Friendly Hotels.

CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

FREE CASH FLOWS
Source: Choice Internal Data, September 2007
Trailing Twelve
Months Ended Nine Months Ended Year Ended Year Ended Year Ended Year Ended
September 30, September 30, December 31, December 31, December 31, December 31,
($ in thousands) 2007 2007 2006 2005 2004 2003
Net Cash Provided by Operating Activities 138,742 $          100,404 $                 153,928 $       133,588 $       108,908 $       115,304 $
Net Cash Provided(Used) by Investing Activities (23,453) (18,361) (17,331) (24,531) (14,544) 27,784
Free Cash Flows 115,289 $          82,043 $                   136,597 $       109,057 $       94,364 $         143,088 $

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

FREE CASH FLOWS
(CONTINUED)
Year Ended Year Ended Year Ended Year Ended Year Ended
December 31, December 31, December 31, December 31, December 31,
($ in thousands) 2002 2001 2000 1999 1998
Net Cash Provided by Operating Activities 99,018 $          101,712 $        53,879 $          65,040 $          38,952 $
Net Cash Provided(Used) by Investing Activities (14,683)           87,738            (16,617)           (36,031)           (9,056)
Free Cash Flows 84,335 $          189,450 $        37,262 $          29,009 $          29,896 $
Source: Choice Internal Data, September 2007

CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

ADJUSTED EBITDA
Source: Choice Internal Data, December 2007
Forecasted Forecasted Trailing Twelve
Year Ended Year Ended Months Ended Year Ended Year Ended Year Ended Year Ended
($ in thousands) December 31, December 31, September 30, December 31, December 31, December 31, December 31,
2008 2007 2007 2006 2005 2004 2003
Operating Income 196,945 $        180,763 $         176,994 $         166,625 $       143,750 $       124,983 $       113,946 $
Adjustments
Executive Termination Benefits -                   3,690                3,690                -                  -                 -                  -
Product Sales -                   -                     -                     -                  -                 -                  -
Impairment of Friendly investment -                   -                     -                     -                  -                 -                  -
Depreciation and Amortization 10,057             8,642                8,780                9,705              9,051              9,947              11,225
Adjusted EBITDA 207,002 $        193,095 $         189,464 $         176,330 $       152,801 $       134,930 $       125,171 $

CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

ADJUSTED EBITDA
(CONTINUED)
Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
($ in thousands) December 31, December 31, December 31, December 31, December 31, December 31,
2002 2001 2000 1999 1998 1997
Operating Income 104,700 $        73,577 $          92,427 $          94,170 $          85,151 $          77,068 $
Adjustments
Executive Termination Benefits -                   -                   -                   -                   -                   -
Product Sales -                   -                   -                   12                     (1,216)              (1,037)
Impairment of Friendly investment -                   22,713             -                   -                   -                   -
Depreciation and Amortization 11,251             12,452             11,623             7,687               6,710               9,173
Adjusted EBITDA 115,951 $        108,742 $        104,050 $        101,869 $        90,645 $          85,204 $
Source: Choice Internal Data, December 2007

CHOICE HOTELS INTERNATIONAL

CHH ANALYST/INVESTOR DAY

ADJUSTED DILUTED EARNINGS PER SHARE
Source: Choice Internal Data, December 2007
(In thousands, except per share amounts)
Net Income
Adjustments:
Loss(Gain) on Extinguishment of Debt
Executive Termination Benefits, Net of Taxes
Resolution of Provisions for Income Tax Contingencies
Income Tax Expense Incurred Due to Foreign Earnings Repatriation
Loss(Gain) on Sunburst Note Transactions
Impairment of and Equity Losses in Friendly Hotels PLC Investment
Adjusted Net Income
Weighted Average Shares Outstanding-Diluted
Diluted Earnings Per Share
Adjustments:
Loss(Gain) on Extinguishment of Debt
Executive Termination Benefits, Net of Taxes
Resolution of Provisions for Income Tax Contingencies
Income Tax Expense Incurred Due to Foreign Earnings Repatriation
Loss(Gain) on Sunburst Note Transactions
Impairment of and Equity Losses in Friendly Hotels PLC Investment
Adjusted Diluted Earnings Per Share (EPS)
Forecasted Forecasted
Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
December 31, December 31, December 31, December 31, December 31, December 31,
2008 2007 2006 2005 2004 2003
118,000 $                109,049 $                112,787 $                87,565 $                   74,345 $                   71,863 $
-                            -                            217                           -                            433                           -
-                            2,310                        -                            -                            -                            -
-                            -                            (12,791)                     (4,855)                       (1,182)                       -
-                            -                            -                            1,192                        -                            -
-                            -                            -                            -                            -                            (3,383)
-                            -                            -                            -                            -                            -
118,000 $                111,359 $                100,213 $                83,902 $                   73,596 $                   68,480 $
63,268                      65,405                      67,050                      66,336                      69,000                      73,349
1.87 $                       1.67 $                       1.68 $                       1.32 $                       1.08 $                       0.98 $
-                            -                            -                            -                            0.01                          -
-                            0.03                          -                            -                            -                            -
-                            -                            (0.19)                         (0.08)                         (0.02)                         -
-                            -                            -                            0.02                          -                            -
-                            -                            -                            -                            -                            (0.05)
-                            -                            -                            -                            -                            -
1.87 $                       1.70 $                       1.49 $                       1.26 $                       1.07 $                       0.93 $

CHOICE HOTELS INTERNATIONAL
CHH ANALYST/INVESTOR DAY

ADJUSTED DILUTED EARNINGS PER SHARE
(CONTINUED)
Source: Choice Internal Data, December 2007
Year Ended Year Ended Year Ended Year Ended Year Ended
December 31, December 31, December 31, December 31, December 31,
(In thousands, except per share amounts) 2002 2001 2000 1999 1998
Net Income 60,844 $               14,327 $               42,445 $               57,155 $               55,305 $
Adjustments:
Loss(Gain) on Extinguishment of Debt - - - - (7,232)
Executive Termination Benefits, Net of Taxes - - - - -
Resolution of Provisions for Income Tax Contingencies - - - - -
Income Tax Expense Incurred Due to Foreign Earnings Repatriation - - - - -
Loss(Gain) on Sunburst Note Transactions - - 4,721 - -
Impairment of and Equity Losses in Friendly Hotels PLC Investment - 37,166 7,532 - -
Adjusted Net Income 60,844 $               51,493 $               54,698 $               57,155 $               48,073 $
Weighted Average Shares Outstanding-Diluted 80,114 89,144 106,506 111,334 119,096
Diluted Earnings Per Share 0.76 $                     0.16 $                     0.40 $                     0.51 $                     0.46 $
Adjustments:
Loss(Gain) on Extinguishment of Debt - - - - (0.06)
Executive Termination Benefits, Net of Taxes - - - - -
Resolution of Provisions for Income Tax Contingencies - - - - -
Income Tax Expense Incurred Due to Foreign Earnings Repatriation - - - - -
Loss(Gain) on Sunburst Note Transactions - - 0.04 - -
Impairment of and Equity Losses in Friendly Hotels PLC Investment - 0.42 0.07 - -
Adjusted Diluted Earnings Per Share (EPS) 0.76 $                     0.58 $                     0.51 $                     0.51 $                     0.40 $